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                                                                    EXHIBIT 99.1



                          PERIODIC REPORT CERTIFICATION
                                     OF THE
     CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
                                 OF VIADOR, INC.

I, Stan X. Wang, Chief Executive Officer and Principal Financial and Accounting Officer of Viador, Inc. (the "Company"), certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report of the Company on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ STAN X. WANG

Stan X. Wang
Chief Executive Officer and
Principal Financial and Accounting Officer
September 12, 2002